Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues*	22,778	28,512	25,792	21,893	98,975	17,409	21,849	21,624		60,882
Equity in earnings of affiliates	456	407	583	127	1,573	333	435	391		1,159
Net gain on dispositions	122	139	22	—	283	—	6	3		9
Other income	70	19	20	9	118	18	17	24		59
Total Revenues and Other Income	23,426	29,077	26,417	22,029	100,949	17,760	22,307	22,042		62,109

Costs and Expenses
Purchased crude oil and products	16,695	22,253	18,580	15,871	73,399	11,930	16,198	15,961		44,089
Operating expenses	1,094	1,043	1,083	1,074	4,294	1,023	994	1,061		3,078
Selling, general and administrative expenses	394	406	437	433	1,670	386	421	411		1,218
Depreciation and amortization	253	274	270	281	1,078	280	290	293		863
Impairments	—	2	1	4	7	—	2	2		4
Taxes other than income taxes*	3,462	3,549	3,610	3,456	14,077	3,461	3,594	3,424		10,479
Accretion on discounted liabilities	5	6	5	5	21	5	5	5		15
Interest and debt expense	86	79	71	74	310	86	83	81		250
Foreign currency transaction (gains) losses	49	—	1	(1)	49	(7)	—	(9)		(16)
Total Costs and Expenses	22,038	27,612	24,058	21,197	94,905	17,164	21,587	21,229		59,980
Income before income taxes	1,388	1,465	2,359	832	6,044	596	720	813		2,129
Provision for income taxes	391	440	767	166	1,764	198	204	277		679
Net Income	997	1,025	1,592	666	4,280	398	516	536		1,450
Less: net income attributable to noncontrolling interests	10	13	14	16	53	13	20	25		58
Net Income Attributable to Phillips 66	987	1,012	1,578	650	4,227	385	496	511		1,392
* Includes excise taxes on petroleum products sales:	3,362	3,463	3,513	3,442	13,780	3,360	3,508	3,357		10,225

Net Income Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	1.80	1.85	2.92	1.21	7.78	0.72	0.94	0.97		2.62
Diluted	1.79	1.84	2.90	1.20	7.73	0.72	0.93	0.96		2.61

Average Common Shares Outstanding (in thousands)
Basic	548,200	544,617	540,357	536,399	542,355	531,739	528,247	525,991		528,650
Diluted	552,337	548,926	544,696	540,245	546,977	534,709	531,060	528,798		531,650

SUMMARY OF INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	67	(78)	101	(77)	13	65	39	75		179
Chemicals	203	295	252	212	962	156	190	101		447
Refining	538	604	1,003	410	2,555	86	149	177		412
Marketing and Specialties	304	314	338	231	1,187	205	229	267		701
Corporate and Other	(125)	(123)	(116)	(126)	(490)	(127)	(111)	(109)		(347)
Consolidated	987	1,012	1,578	650	4,227	385	496	511		1,392

SUMMARY OF INCOME (LOSS) BEFORE TAXES BY SEGMENT

	Millions of Dollars
	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	116	(99)	173	(43)	147	121	84	141		346
Chemicals	291	416	360	248	1,315	228	264	176		668
Refining	764	932	1,488	475	3,659	127	207	274		608
Marketing and Specialties	406	410	514	322	1,652	315	345	400		1,060
Corporate and Other	(189)	(194)	(176)	(170)	(729)	(195)	(180)	(178)		(553)
Consolidated	1,388	1,465	2,359	832	6,044	596	720	813		2,129

EFFECTIVE TAX RATES

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	32.8%	37.4%	32.9%	(34.9)%	49.7%	33.9%	26.2%	27.0%		29.2%
Chemicals	30.2%	29.1%	30.0%	14.5%	26.8%	31.6%	28.0%	42.6%		33.1%
Refining	29.6%	35.2%	32.6%	13.7%	30.2%	32.3%	28.0%	35.4%		32.2%
Marketing and Specialties	25.1%	23.4%	34.2%	28.3%	28.1%	34.9%	33.6%	33.3%		33.9%
Corporate and Other	33.3%	35.1%	33.5%	24.1%	31.7%	33.8%	36.7%	37.1%		35.8%
Consolidated	28.2%	30.0%	32.5%	20.0%	29.2%	33.2%	28.3%	34.1%		31.9%

SUMMARY OF ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	65	65	77	78	285	72	65	63		200
DCP Midstream	(12)	(25)	(18)	(34)	(89)	(21)	(9)	9		(21)
NGL	14	8	32	(2)	52	(11)	(17)	3		(25)
Total Midstream	67	48	91	42	248	40	39	75		154
Chemicals	203	295	272	182	952	156	190	190		536
Refining
Atlantic Basin/Europe	75	90	193	97	455	4	35	5		44
Gulf Coast	71	83	285	147	586	68	5	(13)		60
Central Corridor	195	216	372	121	904	20	55	142		217
West Coast	154	215	202	11	582	(6)	57	—		51
Total Refining	495	604	1,052	376	2,527	86	152	134		372
Marketing and Specialties
Marketing and Other	144	134	291	198	767	162	199	228		589
Specialties	50	48	53	29	180	43	30	39		112
Total Marketing and Specialties	194	182	344	227	947	205	229	267		701
Corporate and Other	(125)	(127)	(112)	(117)	(481)	(127)	(111)	(110)		(348)
Consolidated	834	1,002	1,647	710	4,193	360	499	556		1,415

SPECIAL ITEMS INCLUDED IN NET INCOME ATTRIBUTABLE TO PHILLIPS 66
(AFTER-TAX)

	Millions of Dollars
	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Asset dispositions	—	—	18	—	18	—	—	—		—
Pending claims and settlements	—	—	—	—	—	29	—	—		29
Impairments by equity affiliates	—	(126)	(2)	(104)	(232)	(4)	—	—		(4)
Pension settlement expenses	—	—	(6)	—	(6)	—	—	—		—
Certain tax impacts	—	—	—	(15)	(15)	—	—	—		—
Total Midstream	—	(126)	10	(119)	(235)	25	—	—		25

Chemicals
Impairments by equity affiliates	—	—	(20)	(4)	(24)	—	—	(89)		(89)
Certain tax impacts	—	—	—	34	34	—	—	—		—
Total Chemicals	—	—	(20)	30	10	—	—	(89)		(89)

Refining
Asset dispositions	5	—	—	—	5	—	—	—		—
Pending claims and settlements	—	—	(19)	—	(19)	—	—	43		43
Lower-of-cost-or-market inventory adjustments	—	—	—	(33)	(33)	—	—	—		—
Pension settlement expenses	—	—	(30)	(2)	(32)	—	—	—		—
Certain tax impacts	38	—	—	69	107	—	16	—		16
Recognition of deferred logistics commitments	—	—	—	—	—	—	(19)	—		(19)
Total Refining	43	—	(49)	34	28	—	(3)	43		40

Marketing and Specialties
Asset dispositions	110	132	—	—	242	—	—	—		—
Pension settlement expenses	—	—	(6)	(1)	(7)	—	—	—		—
Certain tax impacts	—	—	—	5	5	—	—	—		—
Total Marketing and Specialties	110	132	(6)	4	240	—	—	—		—

Corporate and Other
Pending claims and settlements	—	—	—	—	—	—	—	1		1
Pension settlement expenses	—	—	(4)	—	(4)	—	—	—		—
Certain tax impacts	—	4	—	(9)	(5)	—	—	—		—
Total Corporate and Other	—	4	(4)	(9)	(9)	—	—	1		1

Total Phillips 66	153	10	(69)	(60)	34	25	(3)	(45)		(23)

By Business Lines/Regions
Midstream
Transportation	—	—	—	3	3	—	—	—		—
DCP Midstream	—	(126)	16	(125)	(235)	25	—	—		25
NGL	—	—	(6)	3	(3)	—	—	—		—
Total Midstream	—	(126)	10	(119)	(235)	25	—	—		25

Refining
Atlantic Basin/Europe	38	—	(13)	89	114	—	(3)	—		(3)
Gulf Coast	—	—	(16)	(19)	(35)	—	—	43		43
Central Corridor	—	—	(12)	(35)	(47)	—	—	—		—
West Coast	5	—	(8)	(1)	(4)	—	—	—		—
Total Refining	43	—	(49)	34	28	—	(3)	43		40

Marketing and Specialties
Marketing and Other	110	132	(6)	1	237	—	—	—		—
Specialties	—	—	—	3	3	—	—	—		—
Total Marketing and Specialties	110	132	(6)	4	240	—	—	—		—

SPECIAL ITEMS INCLUDED IN INCOME BEFORE TAXES
(PRETAX)

	Millions of Dollars
	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Asset dispositions	—	—	30	—	30	—	—	—		—
Pending claims and settlements	—	—	—	—	—	45	—	—		45
Impairments by equity affiliates	—	(194)	(4)	(168)	(366)	(6)	—	—		(6)
Pension settlement expenses	—	—	(9)	—	(9)	—	—	—		—
Total Midstream	—	(194)	17	(168)	(345)	39	—	—		39

Chemicals
Impairments by equity affiliates	—	—	(20)	(4)	(24)	—	—	(89)		(89)
Total Chemicals	—	—	(20)	(4)	(24)	—	—	(89)		(89)

Refining
Asset dispositions	8	—	—	—	8	—	—	—		—
Pending claims and settlements	—	—	(30)	—	(30)	—	—	70		70
Lower-of-cost-or-market inventory adjustments	—	—	—	(53)	(53)	—	—	—		—
Pension settlement expenses	—	—	(49)	(4)	(53)	—	—	—		—
Recognition of deferred logistics commitments	—	—	—	—	—	—	(30)	—		(30)
Total Refining	8	—	(79)	(57)	(128)	—	(30)	70		40

Marketing and Specialties
Asset dispositions	110	132	—	—	242	—	—	—		—
Pension settlement expenses	—	—	(10)	(1)	(11)	—	—	—		—
Total Marketing and Specialties	110	132	(10)	(1)	231	—	—	—		—

Corporate and Other
Pending claims and settlements	—	—	—	—	—	—	—	2		2
Pension settlement expenses	—	—	(7)	—	(7)	—	—	—		—
Certain tax impacts	—	5	—	4	9	—	—	—		—
Total Corporate and Other	—	5	(7)	4	2	—	—	2		2

Total Phillips 66	118	(57)	(99)	(226)	(264)	39	(30)	(17)		(8)

By Business Lines/Regions
Midstream
Transportation	—	—	—	—	—	—	—	—		—
DCP Midstream	—	(194)	26	(168)	(336)	39	—	—		39
NGL	—	—	(9)	—	(9)	—	—	—		—
Total Midstream	—	(194)	17	(168)	(345)	39	—	—		39

Refining
Atlantic Basin/Europe	—	—	(21)	(2)	(23)	—	(30)	—		(30)
Gulf Coast	—	—	(26)	(2)	(28)	—	—	70		70
Central Corridor	—	—	(18)	(53)	(71)	—	—	—		—
West Coast	8	—	(14)	—	(6)	—	—	—		—
Total Refining	8	—	(79)	(57)	(128)	—	(30)	70		40

Marketing and Specialties
Marketing and Other	110	132	(10)	(1)	231	—	—	—		—
Specialties	—	—	—	—	—	—	—	—		—
Total Marketing and Specialties	110	132	(10)	(1)	231	—	—	—		—

CASH FLOW INFORMATION

	Millions of Dollars
	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	997	1,025	1,592	666	4,280	398	516	536		1,450
Depreciation and amortization	253	274	270	281	1,078	280	290	293		863
Impairments	—	2	1	4	7	—	2	2		4
Accretion on discounted liabilities	5	6	5	5	21	5	5	5		15
Deferred taxes	(6)	(75)	(44)	654	529	154	37	276		467
Undistributed equity earnings	(337)	662	(308)	168	185	(166)	(349)	(257)		(772)
Net gain on dispositions	(122)	(139)	(22)	—	(283)	—	(6)	(3)		(9)
Other	90	4	(24)	47	117	51	65	(308)		(192)
Net working capital changes	472	(332)	(33)	(328)	(221)	(464)	595	339		470
Net Cash Provided by Operating Activities	1,352	1,427	1,437	1,497	5,713	258	1,155	883		2,296

Cash Flows From Investing Activities
Capital expenditures and investments	(1,081)	(1,213)	(992)	(2,478)	(5,764)	(750)	(620)	(661)		(2,031)
Proceeds from asset dispositions*	(9)	4	73	2	70	5	10	144		159
Advances/loans—related parties	(50)	—	—	—	(50)	(75)	(107)	(84)		(266)
Collection of advances/loans—related parties	—	50	—	—	50	—	—	107		107
Other	102	(55)	(45)	(46)	(44)	(42)	(33)	(57)		(132)
Net Cash Used in Investing Activities	(1,038)	(1,214)	(964)	(2,522)	(5,738)	(862)	(750)	(551)		(2,163)

Cash Flows From Financing Activities
Issuance of debt	1,169	—	—	—	1,169	50	100	250		400
Repayment of debt	(895)	(9)	(14)	(8)	(926)	(100)	(66)	(252)		(418)
Issuance of common stock	(25)	—	(2)	8	(19)	(31)	2	(1)		(30)
Repurchase of common stock	(399)	(334)	(373)	(406)	(1,512)	(391)	(242)	(179)		(812)
Dividends paid on common stock	(272)	(302)	(300)	(298)	(1,172)	(296)	(329)	(329)		(954)
Distributions to noncontrolling interests	(6)	(14)	(10)	(16)	(46)	(11)	(17)	(17)		(45)
Net proceeds from issuance of Phillips 66 Partners LP common units	384	—	—	—	384	—	669	303		972
Other	(14)	16	—	3	5	(4)	15	(5)		6
Net Cash Used in Financing Activities	(58)	(643)	(699)	(717)	(2,117)	(783)	132	(230)		(881)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(73)	129	(41)	(6)	9	36	(28)	3		11

Net Change in Cash and Cash Equivalents	183	(301)	(267)	(1,748)	(2,133)	(1,351)	509	105		(737)
Cash and cash equivalents at beginning of period	5,207	5,390	5,089	4,822	5,207	3,074	1,723	2,232		3,074
Cash and Cash Equivalents at End of Period	5,390	5,089	4,822	3,074	3,074	1,723	2,232	2,337		2,337
*Includes return of investments in equity affiliates and working capital true-ups on dispositions.

CAPITAL PROGRAM

	Millions of Dollars
	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	769	899	700	2,089	4,457	446	284	315		1,045
Chemicals	—	—	—	—	—	—	—	—		—
Refining	274	268	233	294	1,069	261	277	289		827
Marketing and Specialties	24	30	32	36	122	15	22	26		63
Corporate and Other	14	16	27	59	116	28	37	31		96
Total Consolidated	1,081	1,213	992	2,478	5,764	750	620	661		2,031

Proportional Share of Select Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	157	149	71	61	438	35	20	21		76
CPChem (Chemicals)	249	259	331	480	1,319	247	294	205		746
WRB Refining (Refining)	35	36	47	57	175	37	43	36		116
Select Equity Affiliates	441	444	449	598	1,932	319	357	262		938

Total Capital Program*
Midstream	926	1,048	771	2,150	4,895	481	304	336		1,121
Chemicals	249	259	331	480	1,319	247	294	205		746
Refining	309	304	280	351	1,244	298	320	325		943
Marketing and Specialties	24	30	32	36	122	15	22	26		63
Corporate and Other	14	16	27	59	116	28	37	31		96
Total Capital Program	1,522	1,657	1,441	3,076	7,696	1,069	977	923		2,969
* Includes Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem)
and WRB Refining.

MIDSTREAM

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Transportation	65	65	77	81	288	72	65	63		200
DCP Midstream	(12)	(151)	(2)	(159)	(324)	4	(9)	9		4
NGL	14	8	26	1	49	(11)	(17)	3		(25)
Midstream Net Income (Loss) Attributable to Phillips 66	67	(78)	101	(77)	13	65	39	75		179

Midstream Income (Loss) before Income Taxes ($ Millions)
Transportation	113	115	129	134	491	123	116	112		351
DCP Midstream	(17)	(233)	(3)	(210)	(463)	7	(14)	14		7
NGL	20	19	47	33	119	(9)	(18)	15		(12)
Midstream Income (Loss) before Income Taxes	116	(99)	173	(43)	147	121	84	141		346

Midstream Adjusted EBITDA ($ Millions)
Transportation and NGL	143	144	198	188	673	144	120	148		412
DCP Midstream	56	33	47	34	170	44	64	97		205
Midstream Adjusted EBITDA	199	177	245	222	843	188	184	245		617

Depreciation and Amortization ($ Millions)
Transportation	25	27	31	31	114	30	32	36		98
DCP Midstream	—	—	—	—	—	—	—	—		—
NGL	1	—	2	10	13	18	18	20		56
Total	26	27	33	41	127	48	50	56		154

Operating and SG&A Expense ($ Millions)
Transportation	124	117	113	124	478	122	136	145		403
DCP Midstream	—	—	1	—	1	(1)	—	(1)		(2)
NGL	32	25	34	36	127	45	45	38		128
Total	156	142	148	160	606	166	181	182		529

Transportation Volumes (MB/D)
Pipelines*	3,145	3,290	3,239	3,381	3,264	3,488	3,638	3,495		3,540
Terminals**	1,983	1,969	2,021	1,953	1,981	2,209	2,442	2,417		2,356
* Pipelines represent the sum of volumes transported through each separately tariffed pipeline segment, including our share of equity volumes in Yellowstone and Lake Charles pipelines.
** Terminals include Bayway and Ferndale crude oil rail rack volumes.

PSX Other Volumes
NGL Fractionated (MB/D)*	108	108	110	123	112	161	174	173		170
* Excludes DCP Midstream.

100% DCP Midstream Results
Net Income Attributable, excludes parent company income tax related to DCP's earnings ($ Millions)*	(37)	(466)	(6)	(433)	(942)	24	(29)	25		20
* Q4 2015 revised.

Depreciation and Amortization ($ Millions)	91	94	93	99	377	95	95	94		284

Operating and SG&A Expense ($ Millions)	236	240	275	277	1,028	245	241	204		690

Net Interest Expense ($ Millions)*	76	79	85	80	320	79	79	78		236
* Net of interest income.

Capital Expenditures and Investments ($ Millions)	314	297	143	121	875	69	41	41		151

Selected DCP Volumes and Gross Margin
by Major Contract Type (excludes current quarter)
Percentage of Proceeds (long NGL / long Gas)*
Volume (TBtu/d)	5.6	5.6	5.7	5.6	5.6	5.5	5.5	**		5.5
Gross Margin ($ Millions)	130	125	120	115	490	100	120	**		220

Keep-whole (long NGL / short Gas)*
Volume (TBtu/d)	0.3	0.3	0.3	0.2	0.3	0.2	0.2	**		0.2
Gross Margin ($ Millions)	10	10	5	5	30	5	10	**		15

Fee-based Gas (primarily gathering and transport)*
Volume (TBtu/d)	4.7	4.7	4.9	4.8	4.8	4.6	4.4	**		4.5
Gross Margin ($ Millions)	95	105	110	135	445	125	130	**		255

Fee-based NGL Transport and Fractionation
Volume (MB/d)	320	339	354	411	356	449	494	**		472
Gross Margin ($ Millions)	36	44	47	58	185	65	69	**		134

Other Gross Margin***
Gross Margin ($ Millions)	118	94	162	116	490	99	72	**		171

Total Throughput (TBtu/d)	7.1	7.0	7.3	7.1	7.1	6.9	6.7	6.4		6.7
NGL Production (MB/d)	399	408	421	410	410	382	416	403		400
* Certain volumes earn duplicate revenue streams (i.e. both fee plus processing economics).
** Pending DCP Midstream release.
*** Includes NGL/Propane Marketing, MTM, Condensate Sales, Gas Marketing activity and other items.

Weighted Average NGL Price*
DCP Midstream ($/BBL)	20.57	19.99	17.57	17.66	18.95	15.34	19.26	18.98		17.86
DCP Midstream ($/gal)	0.49	0.48	0.42	0.42	0.45	0.37	0.46	0.45		0.43
* Based on index prices from the Mont Belvieu and Conway market hubs that are weighted by NGL component and location mix.

MLP Distributions ($ Millions)*
GP Distribution from PSXP to Phillips 66	6	9	11	14	40	16	20	26		62
LP Distribution from PSXP to Phillips 66	21	23	25	27	96	28	31	34		93
GP Distribution from DPM to DCP Midstream***	31	31	31	31	124	31	31	**		62
LP Distribution from DPM to DCP Midstream***	19	19	19	19	76	19	19	**		38
* Cash distributions declared attributable to general partner interest, common unit ownership and incentive distribution rights. These distributions are eliminated in the respective sponsors consolidated financial statements.
** Pending DCP Midstream release.
*** Represents 100 percent of DCP Midstream's distributions from DPM.

CHEMICALS

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Chemicals Net Income Attributable to Phillips 66 ($ Millions)	203	295	252	212	962	156	190	101		447

Chemicals Adjusted EBITDA ($ Millions)	380	507	473	341	1,701	319	363	356		1,038

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings ($ Millions)
Olefins and Polyolefins	530	769	737	499	2,535	422	478	460		1,360
Specialties, Aromatics and Styrenics	69	93	4	19	185	49	64	(90)		23
Corporate and Other	(12)	(28)	(11)	(18)	(69)	(12)	(13)	(15)		(40)
Total	587	834	730	500	2,651	459	529	355		1,343

Income (Loss) before Income Taxes ($ Millions)
Olefins and Polyolefins	542	780	750	510	2,582	432	493	471		1,396
Specialties, Aromatics and Styrenics	77	100	10	23	210	56	72	(86)		42
Corporate and Other	(12)	(28)	(9)	(18)	(67)	(12)	(13)	(13)		(38)
Total	607	852	751	515	2,725	476	552	372		1,400

Depreciation and Amortization ($ Millions)	76	74	75	81	306	77	77	79		233

Net Interest Expense ($ Millions)*	—	(1)	(1)	—	(2)	—	—	(1)		(1)
* Net of interest income.

Investing Cash Flows ($ Millions)
Capital Expenditures and Investments	498	518	661	960	2,637	493	588	411		1,492
Advances to Equity Companies	10	23	22	20	75	14	23	10		47
Advance Repayments from Equity Companies	—	—	—	(18)	(18)	—	(6)	(26)		(32)

Externally Marketed Sales Volumes (MM Lbs)*
Olefins and Polyolefins	4,019	4,258	4,446	4,193	16,916	4,002	4,139	4,155		12,296
Specialties, Aromatics and Styrenics	1,482	1,356	1,259	1,204	5,301	1,254	1,212	1,284		3,750
Total	5,501	5,614	5,705	5,397	22,217	5,256	5,351	5,439		16,046
* Represents 100 percent of CPChem's outside sales of produced petrochemical products, as well as commission sales from equity affiliates.

Olefins and Polyolefins Capacity Utilization (%)	87%	91%	94%	92%	91%	93%	91%	91%		92%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	38.04	37.88	29.18	24.44	32.39	23.95	27.99	33.11		28.35
HDPE Blow Molding, Domestic Spot (cents/lb)	52.75	58.83	58.42	54.00	56.00	47.42	52.58	54.17		51.39

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	10.25	9.67	9.64	10.91	10.12	9.80	12.04	10.59		10.81
HDPE Blow Molding, Total Cash Cost (cents/lb)	50.97	50.73	41.91	36.90	45.13	36.50	40.60	45.95		41.02

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	29.57	36.31	36.05	30.63	33.14	25.07	27.93	30.74		27.91
* Source: IHS, Inc.

REFINING

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refining Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Atlantic Basin/Europe	113	90	180	186	569	4	32	5		41
Gulf Coast	71	83	269	128	551	68	5	30		103
Central Corridor	195	216	360	86	857	20	55	142		217
West Coast	159	215	194	10	578	(6)	57	—		51
Refining Net Income (Loss) Attributable to Phillips 66	538	604	1,003	410	2,555	86	149	177		412

Refining Income (Loss) before Income Taxes ($ Millions)
Atlantic Basin/Europe	108	130	228	88	554	3	14	4		21
Gulf Coast	109	127	416	237	889	107	7	51		165
Central Corridor	301	347	546	132	1,326	32	96	220		348
West Coast	246	328	298	18	890	(15)	90	(1)		74
Refining Income (Loss) before Income Taxes	764	932	1,488	475	3,659	127	207	274		608

Refining Adjusted EBITDA ($ Millions)	996	1,176	1,816	786	4,774	376	497	457		1,330

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	9.94	10.45	10.27	7.18	9.39	5.79	6.15	5.04		5.66
Gulf Coast	10.59	7.38	10.72	8.59	9.29	6.76	5.18	5.47		5.78
Central Corridor	13.86	13.49	20.97	11.43	14.88	7.41	8.65	11.18		9.10
West Coast	16.54	19.87	18.29	12.51	16.86	9.70	10.94	9.07		9.91
Worldwide	12.26	11.70	13.96	9.41	11.84	7.11	7.13	7.23		7.16
* Based on total processed inputs and includes proportional share of refining margins contributed by certain equity affiliates. Realized margin excludes special items.

Depreciation and Amortization ($ Millions)*
Atlantic Basin/Europe	45	48	51	53	197	47	54	46		147
Gulf Coast	54	56	57	58	225	57	58	58		173
Central Corridor	25	25	25	26	101	26	26	26		78
West Coast	53	54	54	54	215	56	58	58		172
Total	177	183	187	191	738	186	196	188		570
* Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Atlantic Basin/Europe	261	287	265	249	1,062	236	223	215		674
Gulf Coast	386	299	320	296	1,301	286	311	344		941
Central Corridor	113	108	138	123	482	114	119	126		359
West Coast	217	244	256	303	1,020	250	202	233		685
Total	977	938	979	971	3,865	886	855	918		2,659
* Excludes Operating and SG&A Expense of all equity affiliates.

Turnaround Expense ($ Millions), included in
Operating and SG&A Expense*
Atlantic Basin/Europe	36	89	21	15	161	26	10	17		53
Gulf Coast	114	8	7	16	145	23	26	55		104
Central Corridor	6	1	10	16	33	10	17	18		45
West Coast	17	46	31	83	177	56	16	27		99
Total	173	144	69	130	516	115	69	117		301
* Excludes Turnaround Expense of all equity affiliates.

Taxes Other than Income Taxes, excluding Excise Taxes ($ Millions)
Atlantic Basin/Europe	16	14	14	14	58	17	15	13		45
Gulf Coast	23	18	18	17	76	23	21	12		56
Central Corridor	11	10	11	10	42	13	12	7		32
West Coast	23	21	22	20	86	22	20	21		63
Total	73	63	65	61	262	75	68	53		196

Foreign Currency Gains (Losses) After-Tax ($ Millions)	(37)	3	(1)	1	(34)	5	—	5		10

Refining—Equity Affiliate Information ($ Millions)
Equity in earnings of affiliates	97	140	112	(24)	325	(9)	80	68		139
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(266)	(303)	(298)	(186)	(1,053)	(146)	(229)	(145)		(520)
Equity-affiliate-related expenses not included in Realized Refining Margins	(169)	(163)	(186)	(210)	(728)	(155)	(149)	(77)		(381)
Regional Totals
Atlantic Basin/Europe	(28)	(30)	(19)	(16)	(93)	(18)	(17)	(16)		(51)
Gulf Coast	11	3	7	13	34	14	17	77		108
Central Corridor	(152)	(136)	(174)	(207)	(669)	(151)	(149)	(138)		(438)
Total	(169)	(163)	(186)	(210)	(728)	(155)	(149)	(77)		(381)
* Other costs associated with equity affiliates which do not flow through equity earnings.

REFINING (continued)

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	514	475	570	596	539	577	594	573		581
Total Charge Input (MB/D)	567	524	611	627	583	607	626	607		613
Crude Oil Capacity Utilization (%)	87%	81%	97%	101%	92%	98%	101%	100%		100%
Clean Product Yield (%)	86%	84%	84%	86%	85%	83%	84%	85%		84%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	528	662	735	688	654	679	738	701		706
Total Charge Input (MB/D)	590	738	816	756	726	748	807	770		775
Crude Oil Capacity Utilization (%)	72%	90%	100%	93%	89%	91%	99%	94%		95%
Clean Product Yield (%)	76%	79%	79%	83%	79%	79%	80%	81%		80%

Central Corridor*
Crude Oil Charge Input (MB/D)	460	495	448	456	465	472	500	487		486
Total Charge Input (MB/D)	483	512	465	476	484	491	514	505		503
Crude Oil Capacity Utilization (%)	94%	101%	91%	93%	95%	96%	101%	99%		99%
Clean Product Yield (%)	87%	88%	87%	89%	88%	88%	89%	86%		88%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	327	337	346	312	330	323	348	344		339
Total Charge Input (MB/D)	357	358	375	343	358	351	370	372		365
Crude Oil Capacity Utilization (%)	91%	94%	96%	87%	92%	90%	97%	96%		94%
Clean Product Yield (%)	87%	84%	86%	84%	85%	81%	87%	88%		85%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,829	1,969	2,099	2,052	1,988	2,051	2,180	2,105		2,112
Total Charge Input (MB/D)	1,997	2,132	2,267	2,202	2,151	2,197	2,317	2,254		2,256
Crude Oil Capacity Utilization (%)	84%	90%	96%	94%	91%	94%	100%	97%		97%
Clean Product Yield (%)	84%	83%	83%	85%	84%	82%	84%	84%		84%

Refined Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	235	224	248	251	239	249	256	252		252
Distillates	238	200	251	271	240	241	250	246		246
Other	100	102	115	112	108	121	123	113		119
Total	573	526	614	634	587	611	629	611		617
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	211	288	318	311	282	286	321	309		305
Distillates	216	271	302	288	269	277	306	291		291
Other	174	183	206	163	182	192	190	176		187
Total	601	742	826	762	733	755	817	776		783

Central Corridor*
Gasoline	240	260	232	246	245	254	270	250		258
Distillates	178	189	169	174	178	175	185	183		181
Other	69	64	64	58	63	65	65	77		69
Total	487	513	465	478	486	494	520	510		508
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	169	173	184	160	172	161	185	189		179
Distillates	140	129	137	129	134	123	137	137		132
Other	52	54	54	54	53	66	49	48		54
Total	361	356	375	343	359	350	371	374		365

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	855	945	982	968	938	950	1,032	1,000		994
Distillates	772	789	859	862	821	816	878	857		850
Other	395	403	439	387	406	444	427	414		429
Total	2,022	2,137	2,280	2,217	2,165	2,210	2,337	2,271		2,273

Certain 2015 refined product production and yield information have been recast to conform to the 2016 presentation.

REFINING (continued)

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Market Indicators
Crude and Crude Differentials ($/BBL)
WTI	48.55	57.84	46.37	42.10	48.72	33.27	45.48	44.88		41.21
Brent	53.97	61.92	50.26	43.69	52.46	33.89	45.57	45.85		41.77
LLS	52.83	62.95	50.13	43.57	52.37	35.14	47.34	46.53		43.00
ANS	53.68	62.91	51.44	43.79	52.96	34.46	45.72	44.78		41.65
WTI less Maya	4.43	2.52	3.81	7.73	4.62	7.21	7.70	5.86		6.92
WTI less WCS	13.66	9.74	15.06	14.45	13.23	13.63	12.92	14.22		13.59

Natural Gas ($/MCF)
Henry Hub	2.87	2.72	2.74	2.08	2.61	1.98	2.10	2.85		2.31

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	9.19	20.92	19.77	11.92	15.45	11.54	17.92	13.37		14.28
East Coast Distillate less Brent	23.22	17.74	15.41	12.49	17.22	10.79	12.54	12.59		11.97
Gulf Coast
Gulf Coast Gasoline less LLS	9.99	13.31	13.44	7.62	11.09	7.81	11.05	10.17		9.68
Gulf Coast Distillate less LLS	18.03	13.96	13.13	10.45	13.89	7.92	9.07	11.01		9.34
Central Corridor
Central Gasoline less WTI	14.88	19.90	22.85	13.22	17.71	10.24	13.67	14.16		12.69
Central Distillate less WTI	22.63	18.21	20.40	15.03	19.06	11.08	11.75	15.38		12.74
West Coast
West Coast Gasoline less ANS	20.21	32.95	38.61	23.82	28.90	17.66	20.15	16.08		17.97
West Coast Distillate less ANS	19.17	18.16	14.84	15.45	16.91	11.19	14.70	14.82		13.57

Worldwide Market Crack Spread ($/BBL)*	15.26	18.94	19.51	12.77	16.62	10.64	13.84	12.96		12.48
* Weighted average based on Phillips 66 crude capacity.

MARKETING AND SPECIALTIES

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Marketing and Specialties Net Income Attributable to Phillips 66 ($ Millions)
Marketing and Other	254	266	285	199	1,004	162	199	228		589
Specialties	50	48	53	32	183	43	30	39		112
Marketing and Specialties Net Income Attributable to Phillips 66	304	314	338	231	1,187	205	229	267		701

Marketing and Specialties Income before Income Taxes ($ Millions)
Marketing and Other	325	335	430	276	1,366	246	298	339		883
Specialties	81	75	84	46	286	69	47	61		177
Marketing and Specialties Income before Income Taxes	406	410	514	322	1,652	315	345	400		1,060

Marketing and Specialties Adjusted EBITDA ($ Millions)	320	299	549	348	1,516	340	372	429		1,141

Realized Marketing Fuel Margin ($/BBL)*
U.S.	1.46	1.46	2.26	1.37	1.65	1.83	1.79	1.88		1.83
International	3.85	2.98	5.94	4.74	4.40	3.16	4.16	5.19		4.16
* On third-party petroleum products sales.

Realized Margins not included in Marketing Fuel Margin ($ Millions)*
Marketing and Other	165	158	159	125	607	123	147	143		413
Specialties	122	117	122	92	453	112	92	104		308
Total	287	275	281	217	1,060	235	239	247		721
* Excludes Gain on Dispositions and Excise Tax Income.

Depreciation and Amortization ($ Millions)
Marketing and Other	19	19	20	21	79	20	22	24		66
Specialties	5	4	5	4	18	5	5	5		15
Total	24	23	25	25	97	25	27	29		81

Operating and SG&A Expense ($ Millions)
Marketing and Other	254	270	292	267	1,083	244	271	261		776
Specialties	34	35	34	38	141	35	38	38		111
Total	288	305	326	305	1,224	279	309	299		887

Marketing Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	974	1,174	1,158	1,143	1,113	1,086	1,171	1,158		1,138
Distillates	689	775	792	788	761	706	782	780		757
Other	—	—	—	—	—	—	1	—		—
Total	1,663	1,949	1,950	1,931	1,874	1,792	1,954	1,938		1,895

International Marketing
Gasoline	88	94	95	93	92	90	90	89		90
Distillates	193	185	193	194	192	197	193	189		192
Other	16	14	15	18	16	15	18	17		17
Total	297	293	303	305	300	302	301	295		299

Worldwide Marketing
Gasoline	1,062	1,268	1,253	1,236	1,205	1,176	1,261	1,247		1,228
Distillates	882	960	985	982	953	903	975	969		949
Other	16	14	15	18	16	15	19	17		17
Total	1,960	2,242	2,253	2,236	2,174	2,094	2,255	2,233		2,194

Foreign Currency Gains (Losses) After-Tax ($ Millions)	(1)	(3)	—	—	(4)	(1)	1	—		—

CORPORATE AND OTHER

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Corporate and Other Net Income (Loss) Attributable to Phillips 66 ($ Millions)	(125)	(123)	(116)	(126)	(490)	(127)	(111)	(109)		(347)

Detail of Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Net interest expense	(53)	(46)	(43)	(44)	(186)	(54)	(52)	(49)		(155)
Corporate overhead	(45)	(36)	(37)	(39)	(157)	(42)	(40)	(39)		(121)
Technology	(14)	(15)	(15)	(16)	(60)	(14)	(14)	(15)		(43)
Other	(13)	(26)	(21)	(27)	(87)	(17)	(5)	(6)		(28)
Total	(125)	(123)	(116)	(126)	(490)	(127)	(111)	(109)		(347)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(102)	(105)	(105)	(104)	(416)	(105)	(104)	(103)		(312)
Capitalized interest	16	26	34	30	106	19	21	22		62
Interest revenue	5	9	5	6	25	4	3	7		14
Premium on early debt retirement	—	—	—	—	—	(1)	—	—		(1)
Total	(81)	(70)	(66)	(68)	(285)	(83)	(80)	(74)		(237)

Foreign Currency Gains (Losses) After-Tax ($ Millions)	—	—	—	—	—	1	—	—		1

Phillips 66 Total Company Debt
Total Debt ($ Millions)	8,892	8,909	8,897	8,887	8,887	8,835	8,862	8,858		8,858
Debt-to-Capital Ratio (%)	28%	28%	27%	27%	27%	27%	27%	27%		27%

Total Equity ($ Millions)	22,595	23,223	24,032	23,938	23,938	23,643	24,066	24,311		24,311

NON-GAAP FINANCIAL MEASURES RECONCILIATION

	Millions of Dollars
	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Net Income to Adjusted EBITDA
Midstream net income	78	(62)	116	(58)	74	80	62	103		245
Plus:
Provision for income taxes	38	(37)	57	15	73	41	22	38		101
Depreciation and amortization	26	27	33	41	127	48	50	56		154
Midstream EBITDA	142	(72)	206	(2)	274	169	134	197		500

Adjustments (pretax):
EBITDA attributable to Phillips 66 noncontrolling interests	(16)	(17)	(20)	(20)	(73)	(18)	(28)	(35)		(81)
Proportional share of selected equity affiliates income taxes	1	(2)	—	(1)	(2)	1	1	—		2
Proportional share of selected equity affiliates net interest	32	33	34	34	133	32	33	32		97
Proportional share of selected equity affiliates depreciation and amortization	40	41	42	43	166	43	44	51		138
Pending claims and settlements	—	—	—	—	—	(45)	—	—		(45)
Impairments by equity affiliates	—	194	4	168	366	6	—	—		6
Asset disposition	—	—	(30)	—	(30)	—	—	—		—
Pension settlement expenses	—	—	9	—	9	—	—	—		—
Midstream Adjusted EBITDA*	199	177	245	222	843	188	184	245		617
* Proportional share of selected equity affiliates is net of noncontrolling interests.

MIDSTREAM ADJUSTED EBITDA BY BUSINESS LINE
Transportation and NGL
Transportation and NGL net income	90	89	118	101	398	76	71	94		241
Plus:
Provision for income taxes	43	45	58	66	212	38	27	33		98
Depreciation and amortization	26	27	33	41	127	48	50	56		154
Transportation and NGL EBITDA	159	161	209	208	737	162	148	183		493

Adjustments (pretax):
EBITDA attributable to Phillips 66 noncontrolling interests	(16)	(17)	(20)	(20)	(73)	(18)	(28)	(35)		(81)
Pension settlement expenses	—	—	9	—	9	—	—	—		—
Transportation and NGL Adjusted EBITDA	143	144	198	188	673	144	120	148		412

DCP Midstream
DCP Midstream net income	(12)	(151)	(2)	(159)	(324)	4	(9)	9		4
Plus:
Provision for income taxes	(5)	(82)	(1)	(51)	(139)	3	(5)	5		3
DCP Midstream EBITDA	(17)	(233)	(3)	(210)	(463)	7	(14)	14		7

Adjustments (pretax):
Proportional share of selected equity affiliates income taxes	1	(2)	—	(1)	(2)	1	1	—		2
Proportional share of selected equity affiliates net interest	32	33	34	34	133	32	33	32		97
Proportional share of selected equity affiliates depreciation and amortization	40	41	42	43	166	43	44	51		138
Pending claims and settlements	—	—	—	—	—	(45)	—	—		(45)
Impairments by equity affiliates	—	194	4	168	366	6	—	—		6
Asset disposition	—	—	(30)	—	(30)	—	—	—		—
DCP Midstream Adjusted EBITDA*	56	33	47	34	170	44	64	97		205
* Proportional share of selected equity affiliates is net of noncontrolling interests.

Reconciliation of Chemicals Net Income to Adjusted EBITDA
Chemicals net income	203	295	252	212	962	156	190	101		447
Plus:
Provision for income taxes	88	121	108	36	353	72	74	75		221
Chemicals EBITDA	291	416	360	248	1,315	228	264	176		668

Adjustments (pretax):
Proportional share of selected equity affiliates income taxes	22	25	26	18	91	18	26	20		64
Proportional share of selected equity affiliates net interest	2	1	2	2	7	2	3	1		6
Proportional share of selected equity affiliates depreciation and amortization	65	65	65	69	264	71	70	70		211
Impairments by equity affiliates	—	—	20	4	24	—	—	89		89
Chemicals Adjusted EBITDA	380	507	473	341	1,701	319	363	356		1,038

Reconciliation of Refining Net Income to Adjusted EBITDA
Refining net income	538	604	1,003	410	2,555	86	149	177		412
Plus:
Provision for income taxes	226	328	485	65	1,104	41	58	97		196
Depreciation and amortization	177	183	187	191	738	186	196	188		570
Refining EBITDA	941	1,115	1,675	666	4,397	313	403	462		1,178

Adjustments (pretax):
Proportional share of selected equity affiliates income taxes	—	(2)	—	(1)	(3)	—	—	—		—
Proportional share of selected equity affiliates net interest	—	—	—	—	—	—	—	—		—
Proportional share of selected equity affiliates depreciation and amortization	63	63	62	64	252	63	64	65		192
Asset dispositions	(8)	—	—	—	(8)	—	—	—		—
Pending claims and settlements	—	—	30	—	30	—	—	(70)		(70)
Lower-of-cost-or-market inventory adjustments	—	—	—	53	53	—	—	—		—
Pension settlement expenses	—	—	49	4	53	—	—	—		—
Recognition of deferred logistics commitments	—	—	—	—	—	—	30	—		30
Refining Adjusted EBITDA	996	1,176	1,816	786	4,774	376	497	457		1,330

Reconciliation of Marketing and Specialties Net Income to Adjusted EBITDA
Marketing and Specialties net income	304	314	338	231	1,187	205	229	267		701
Plus:
Provision for income taxes	102	96	176	91	465	110	116	133		359
Interest revenue	—	(2)	—	—	(2)	—	—	—		—
Depreciation and amortization	24	23	25	25	97	25	27	29		81
Marketing and Specialties EBITDA	430	431	539	347	1,747	340	372	429		1,141

Adjustments (pretax):
Asset dispositions	(110)	(132)	—	—	(242)	—	—	—		—
Pension settlement expenses	—	—	10	1	11	—	—	—		—
Marketing and Specialties Adjusted EBITDA	320	299	549	348	1,516	340	372	429		1,141

Reconciliation of Phillips 66 Net Income to Adjusted EBITDA
Net income	997	1,025	1,592	666	4,280	398	516	536		1,450
Plus:
Provision for income taxes	391	440	767	166	1,764	198	204	277		679
Net interest expense	81	67	66	69	283	83	80	74		237
Depreciation and amortization	253	274	270	281	1,078	280	290	293		863
Phillips 66 EBITDA	1,722	1,806	2,695	1,182	7,405	959	1,090	1,180		3,229

Adjustments (pretax):
EBITDA attributable to Phillips 66 noncontrolling interests	(16)	(17)	(20)	(20)	(73)	(18)	(28)	(35)		(81)
Proportional share of selected equity affiliates income taxes	23	21	26	16	86	19	27	20		66
Proportional share of selected equity affiliates net interest	34	34	36	36	140	34	36	33		103
Proportional share of selected equity affiliates depreciation and amortization	168	169	169	176	682	177	178	186		541
Asset dispositions	(118)	(132)	(30)	—	(280)	—	—	—		—
Impairments by equity affiliates	—	194	24	172	390	6	—	89		95
Pending claims and settlements	—	—	30	—	30	(45)	—	(70)		(115)
Lower-of-cost-or-market inventory adjustments	—	—	—	53	53	—	—	—		—
Pension settlement expenses	—	—	75	5	80	—	—	—		—
Recognition of deferred logistics commitments	—	—	—	—	—	—	30	—		30
Phillips 66 Adjusted EBITDA	1,813	2,075	3,005	1,620	8,513	1,132	1,333	1,403		3,868

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms EBITDA and adjusted EBITDA. These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measure most directly comparable to EBITDA and adjusted EBITDA is net income.